Cellular Biomedicine Group

Nasdaq: CBMG

CBMG Immuno-oncology Updates

Innovating Cancer Treatment In China



October 29, 2018

Tony Liu, CEO & CFO; Yihong Yao, CSO

Safe Harbor

Statements in this presentation relating to plans, strategies, trends, specific activities or investments, and other statements that are not descriptions of historical facts and may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking information is inherently subject to risks and uncertainties, and actual results could differ materially from those currently anticipated due to a number of factors, which include those regarding our ability to implement our plans, strategies and objectives for future operations, including our plan to configure part of our Shanghai facility with GE Healthcare's FlexFactory™ platform, our ability to execute on our obligations under the terms of our licensing and collaboration arrangement with Novartis, our ability to execute on proposed new products, services or development thereof, results of our clinical research and development, regulatory infrastructure governing cell therapy and cellular biopharmaceuticals, our ability to enter into agreements with any necessary manufacturing, marketing and/or distribution partners for purposes of commercialization, our ability to seek intellectual property rights for our product candidates, competition in the industry in which we operate, overall market conditions, any statements or assumptions underlying any of the foregoing and other risks detailed from time to time in CBMG's reports filed with the Securities and Exchange Commission, quarterly reports on form 10-Q, current reports on form 8-K and annual reports on form 10-K. Forward-looking statements may be identified by terms such as "may," "will," "expects," "plans," "intends," "estimates," "potential," or "continue," or similar terms or the negative of these terms. Although CBMG believes the expectations reflected in the forward-looking statements are reasonable, they cannot guarantee that future results, levels of activity, performance or achievements will be obtained. CBMG does not have any obligation to update these forward-looking statements other than as required by law.

This presentation is strictly intended to provide general information about our company and business. Neither this presentation nor any part hereof constitutes an offer of securities.

Our Strategy



Establish Global R&D Capabilities

- Dynamic & Respected Advisory Board, R&D Centers in the U.S. and China



Build-up World Class GMP Manufacturing

- One of the Largest GMP Facilities for Cell Therapy in the World



Maintain Strong Relationship with Top Hospitals in China



Execute Clinical Development with a Dynamic Operational Team

Management Team

Bizuo (Tony) Liu
CEO, CFO
Executive Director

Helen Zhang
Chief Production Officer

Xia Meng, PhD
General Manager, Early Diagnosis & Intervention

Grace He, MD
Vice President, Clinical Development

Jiaqi Huang, MD, PhD
Vice President, Translational Medicine

Yihong Yao, PhD
Chief Scientific Officer

Chase Dai, PhD, MD
General Manager, Stem Cell Business Unit

Jiaqiang Ren, MD, PhD
Vice President, QA/QC Quality Assurance/Control

Andrew Chan, JD, MBA
Chief Legal Officer, Corporate Development & Secretary

Yun Ji, PhD
US Research Site Head, Immuno-oncology R&D

Renowned External and Scientific Advisors

Michael Caligiuri, PhD MD
Chair of External Advisory Board
President of City of Hope, Ex-president of AACR, CEO of The James Cancer Center

Robert S. Langer, PhD, ScD
Scientific Advisor
Professor, Koch Institute for Integrative Cancer Research at MIT; Ex-member of the U.S. Food and Drug Administration's SCIENCE Board

Alan List, MD
Chair of Scientific Advisory Board
President and CEO of Moffitt Cancer Center and Research Institute

Scott J. Antonia, MD, PhD
Scientific Advisor
Program Leader, Immunology Program at Moffitt Cancer Center; Professor of Oncology at USF College of Medicine

CBMG I/O Cell Therapy Platforms

CBMG Cellular Biomedicine Group

Immune Cell Therapy

CAR-T
CD20, CD22, BCMA, NKG2D
Hematologic Malignancies

TCR-T
Solid Tumors

TIL
Solid Tumors



World Class CMC Capabilities

- Plasmid
- Virus (BSL-2)
- CAR-T (BSL-2, B/C)
- QC Testing Centre
- Key Reagent Preparation

- Robust QA System
- Trained Experienced Staff
- Ample Production Capacity

Current Total GMP Facility

70,000 sq ft


SGS
Cellular Biomedicine Group (Shanghai) Ltd./
Shanghai Cellular Biopharmaceutical Group., Ltd.
ISO 9001:2015
IAF

CBMG-Beijing



CBMG-Shanghai



CBMG-Shanghai



CBMG-Wuxi



GE Healthcare Life Sciences

Thermo Fisher SCIENTIFIC

Global Collaboration for *"Cell Therapy In a BOX"*


CBMG
GE医疗

GE Healthcare Life Sciences

ThermoFisher SCIENTIFIC


CBMG
ThermoFisher SCIENTIFIC
战略合作协议签字仪式

Automated, Closed, Integrated System


Isolation
Gene Transfer
Activation
Expansion
Harvest
Formulate
Cryopreservation
Reformulate
Apheresis
Logistics
Logistics
Transfusion

Chain of Identity / Chain of Custody

Manufacturing / QC / Sample Tracking

Immuno-Oncology Pipeline Review

CBMG
Cellular Biomedicine Group

October 29, 2018

Confidential

CBMG: a Complete Platform for Cell Therapy in China

CBMG Cellular Biomedicine Group


Pre-clinical Research
GMP Manufacture
IND Submission
Clinical Development
NMPA Filing
investigator initiated trial(IIT)
Early safety & POC readout
Positive results
Translational Medicine (TM)

Seasoned Research & TM Teams with Many Years of Global Pharma Experience

CBMG
Cellular Biomedicine Group

- Strong expertise in T cell immunology and immuno-oncology
  - CAR-T and TCR-T engineering
  - Gene editing
  - T cell modulation
  - Monoclonal antibody developing
- Translational medicine team expertise
  - Disease indication evaluation and patient segmentation for clinical asset
  - Support clinical development:
    - Patient selection markers
    - PK and PD assays
    - Putative early biomarkers to predict efficacy and safety



CBMG Immuno-Oncology Pipeline

CBMG
Cellular Biomedicine Group

Category		Product	Indication	Pre-Clinical	Clinical
hematologic cancer	CAR-T	Anti-BCMA CAR	MM		Q4/2018
		Anti-CD22 CAR	ALL resistant to anti-CD19 therapy, HCL		Q4/2018
		Anti-CD20 CAR	NHL resistant to anti-CD19 therapy		H2/2019
		NKG2D CAR	AML		H2/2019
solid tumor	TCR-T	AFP TCR-T	HCC		H1/2019
	TIL	TIL(combo w/ anti- PD-1)	NSCLC and other solid tumors		H2/2019

B-cell ALL = B-cell acute lymphoblastic leukemia
B-cell CLL = B-cell chronic lymphocytic leukemia
MM = multiple myeloma
AML = acute myeloid leukemia
DLBCL = diffuse large B cell lymphoma
NSCLC = Non small cell lung cancer
HCL=Hairy cell leukemia
NHL = non-Hodgkin lymphoma
HCC= hepatocellular carcinoma

Anti-CD20 CAR-T for Anti-CD19 Therapy Relapsing NHL

CBMG Cellular Biomedicine Group

- Multiple CD20-specific CAR constructs designed and evaluated
- CARs with different anti-CD20 scFvs showed strong anti-tumor activity
- Clinical lead identified



IFN-γ (pg/mL)
NT
CART20-LEU(3rd)
CART20-LEU(2nd)
CART20-OF(2nd)
T cell only
Raji
Ramos
Karpas620
Molt-4



NT
CART20-LEU(3rd)
CART20-LEU(2nd)
CART20-OF(2nd)
Luc activity
Days post T cell transfer

NSG mouse study



Molt-4 (CD20-)
NT
CART20-LEU(3rd)
CART20-LEU(2nd)
CART20-OF(2nd)
%Cytotoxicity
Effector:Target
Raji (CD20+)
%Cytotoxicity
Effector:Target

Cell killing assays

Anti-CD22 CAR-T for HCL and Anti-CD19 Therapy Relapsing ALL

- CARs with different anti-CD22 scFvs showed anti-tumor activity.
- Potential for patients relapsing after anti-CD19 CAR-T treatment



IFN-Ã (pg/ml)
20000
15000
10000
5000
0
NT
CAR-T22.5
CAR-T22.13
CAR-T22.14
T cell only
K562
Raji
K562-CD22+(C3)
K562-CD22+(C2)



NT
CAR-T22.5
CAR-T22.13
CAR-T22.14
K562
%Cytotoxicity
5:1
10:1
20:1
40:1
Effector:Target



K562-CD22(C3)
%Cytotoxicity
5:1
10:1
20:1
40:1
Effector:Target

BCMA: A Promising Target for Multiple Myeloma (MM)

B-cell maturation antigen (BCMA)

- A member of the TNF receptor superfamily
- Expression is largely restricted to plasma cell and mature B cells
- Not detectable in any other normal tissues
- Expressed nearly universally on multiple myeloma cells
- Anti-MM efficacy and safety validated in clinical studies



BCMA
Myeloma patient 1
Isotype
BCMA
Myeloma patient 3
Isotype

Multiple Myeloma in China

- MM accounts for 1% of all cancers and ~10% of all hematological malignancies.
- The number of new cases of MM is approximately 1.0-2.0 per 100K population in China.
- About 14K patients are eligible for treatment in China with 7.9K newly diagnosed cases annually.
- 75% patients (10.5K/y) will need treatments for 2nd line and beyond.


DECISION PROCESS
Incidence
Diagnosis
Treatment
Medication
Patient Funnel
Total MM patient in China urban
26k/y
Presented to hospital
22k/y
Diagnosed
19k/y
Treated
14k/y
Note: 7.9k of the 14k treated pts. are newly diagnosed

Moreau P *et al., Ann Oncol,*2013 24 Suppl 6:vi133-7; Lu J *et al.* Blood Cancer Journal (2014) 4, e239; doi:10.1038/bcj.2014.55 3;
IMS analysis; Physician interview

CBMG BCMA CAR *in vitro* Activity is Comparable to Industry Leading Candidate

CBMG Cellular Biomedicine Group

BCMA-CAR expression


NT
Positive control
CBM.BCMA
0.16
50.1
63.8
BCMA CAR
CD3

IFN-γ release


T cell only
K562
K562-BCMA+E7
IFN-γ (pg/ml)
40000
30000
20000
10000
2000
1500
1000
500
0
NT
Positive control
CBM.BCMA

CD137 up-regulation


NT
Positive control
CBM.BCMA
T cell only
0.38
0.61
0.50
K562
1.64
0.98
0.99
K562-BCMA+E7
0.83
27.6
40.1
CD137
CD3

CBMG BCMA CAR Antitumor Activities are Comparable to Industry Leading Candidate

CBMG Cellular Biomedicine Group


NH929
NH929-BCMA+
MM.1S
isotype control
MM.1S
BCMA

Expression of BCMA on target cells

in vitro cell killing assay


NH929
NH929-BCMA
MM.1S
%Cytotoxicity
Effector:Target
1:1
5:1
10:1
20:1
40:1
NT
Positive control
CBM.BCMA


RPMI-8226 Xenograft Tumor Model in B-NDG Mice
Tumor Volume (mm3)
Days post injection
i.v. injection
PBS
NT
Positive control
CBM.BCMA


K562-BCMA Xenograft Tumor Model in B-NDG Mice
Tumor Volume (mm3)
Days post injection
i.v. injection
PBS
NT
Positive control
CBM.BCMA

DE novo TCR Discovery Technology Platform

CBMG
Cellular Biomedicine Group

Lentivector prime & peptide boost immunization to identify TCRs with high diversity

Current Approaches for TCR identification

Approches		CBMG/Augusta	Conventional T Cell Cloning	Single cell Seq	NGS
Source of T cells		HLA, HLA+TCR Tg mice	Human, mice	Human , mice	Human, mice
Way to obtain T cells		Immunization	(Syn or Allo)	(Syn or Allo)	(Syn or Allo)
TCR	Easy to identify	Yes	3-4wks stimulation	Single Cell sorting	Tumor Tissues
	α and β pairing	Yes	No	Yes	Yes
	Repertoire	Diverse	Yes	Yes	No
	Affinity	known	Very limited	Diverse	Diverse
	Tumor reactivity	(lo-hi)	Known (lo-hi)	unknown	unknown
End-point products		known	known	(lo-hi)	(lo-hi)
Additional work prior to creating TCR-Ts		Diverse TCRs of known function	TCRs with Limited diversity	unknown	unknown
Result		Use directly to create TCR-Ts	Need Enhancement	Diverse TCRs of unknown function	Diverse TCRs of unknown function



Lentivector prime
Peptide Trivax iv
AFP Peptide
Day 0
Day 12
Day 17
Isolate Tet+ T cells
Create hybridoma
Identify TCRs
Single cell Sq
Analyze function
HLA Tg mice

Hepatocellular Carcinoma (HCC) in China

- HCC is the 4th most common cancer in China and more than 50% of new HCC cases world-wide are in China[1].
- 466K new HCC cases each year and the mortality is around 422K annually in China.
- Current systemic treatments for unresectable HCC in China is not ideal:
  - First Line: Sorafenib, FOLFOX 4 ; Lenvatinib: likely to be approved in 2018
  - Second Line: Regofenib


50 μm

[1]. Chen *et al.* *CA Cancer J Clin* 2016

Developing Promising TCRs Against AFP

CBMG
Cellular Biomedicine Group

Identified AFP specific TILs by immunizing HLA-A2 transgenic AAD mice with AFP$_{158-166}$(FMNKFIYEI)



A
Naive
AFP-Lv-primed
AFP158 peptide+
AFP158 peptide
AFP-Lv-prime+
AFP158 peptide
CD8
IFNg
% of CD8+IFNg+
of toal splenic T cells
lv prime
Peptide

Selectively Cloned three independent TCRs from AFP specific TILs

Hybridoma #	TCR Clone #	Chains	V	D	J	C
8D11	TCR1	TCRA-1	Trav7d-2		Traj30	C
		TCRB-1	Trbv13-1	AGTS	Trabj2-4	C2
1G8	TCR2	TCRA-2	Trav7d-2		Traj30	C
		TCRB-2	Trbv13-1	AGTS	Trbj2-4	C2
10A3	TCR3	TCRA-3	Trav7d-2		Traj12	C
		TCRB-3	Trbv13-1	AGTA	Trbj2-4	C2
2F6	TCR4	Identical to TCR-2				
6D9	TCR5	Identical to TCR-3				

Zhu et al. Hepatology 2018

Human AFP TCR-T Specifically Recognize HLA-A2+ Presented Epitope *in vitro* and *in vivo*



TCR expressing recombinant lv
EF1α promoter
α chain
P2A
β chain
AFP- HepG2
Huh7
AFP+ HepG2
E/T: 5/1
IFN-g(pg/ml)
Mock
TCR1
TCR2
TCR3
HLA-A2+ primary human T cells transduced with TCR genes
% of killing
HLA-A2+ human primary T cells transduced with TCR genes
Mock-T
TCR-T
CD8
Tet158
NSG
D-4
HepG2
D0
D1-30
Monitor T cells & tumor
Mock-T Treated
TCR-T Treated
Tumor size (mm³)
Day after tumor inoculation
% of tumor free mice
Days after tumor inoculation

in vivo anti-tumor activity of TCR2

Zhu *et al.* Hepatology 2018

Selection of Optimal TCR for Clinical Development

- Selecting optimal TCR for clinical study
  - Potential clinical candidates selected according to potency/efficacy; IP filed in the US.
- Toxicity study to be carried out in the near future
  - Perform cytotoxicity studies of selected TCRs with human primary parenchymal cells, such as primary cardiomyocytes and hepatocytes.
  - Perform X-scan to identify proteins that might cross-react with selected TCRs for safety assessment.
  - Perform allo-reactivity assay to set up patient HLA selection criteria.


Potency
IFNg release
Cytotoxicity
In vivo anti-tumor efficacy
Optimal TCRs
Primary cell co-culture
X-scan
Allo-reactivity
TCR candidates for translation

The Natural Killer Group 2D Receptor (NKG2D)

- NKG2D plays an important role in protecting the host from infections and cancer.
- By recognizing ligands induced on infected or tumor cells, NKG2D modulates lymphocyte activation and promotes immunity to eliminate ligand- expressing cells.
- Because these ligands are not widely expressed on healthy adult tissue, NKG2D ligands may present a useful target for immunotherapeutic approaches in cancer treatment.
- Early success of Celyad CYAD-01 in AML patients.



MICA
MICB
ULBP1 (RAET1I)
ULBP2 (RAET1H)
ULBP3 (RAET1N)
Human NKG2D ligands
ULBP4 (RAET1E)
ULBP5 (RAET1G)
ULBP6 (RAET1L)
α1 and α2 domain
α3 domain
GPI-anchor
Transmembrane anchor

NKG2D CAR-T Candidate XB.2.2 Shows Better Anti-tumor Activity - Potential First Mover in China

CBMG Cellular Biomedicine Group

NKG2D-CAR expression


NT
SJ.1
XB2.2
Q1 3.53
Q2 56.9
Q4 31.4
Q3 8.14
Q1 22.0
Q2 60.4
Q4 15.0
Q3 2.61
Q1 18.5
Q2 72.1
Q4 7.19
Q3 2.25
NKG2D
CD8

CD137 up-regulation


NT
SJ.1
XB2.2
CD137
CD8

IFN-γ release


20000
15000
10000
5000
0
IFN-γ (pg/ml)
T cell only
Raji
Raji-MICA
K562
HeLa
NT
SJ.1
XB2.2

Development of TIL as a Treatment for Immunogenic Solid Cancers

- TIL therapy, a potent and safe treatment for immunogenic cancers
- Three TIL production procedures available, optimal for different indications
  - Traditional TIL (NCI)
  - Neoantigen-reactive TIL (NCI, licensed by CBMG)
  - Fast TIL
- Top potential indications in US and China
  - Non small cell lung cancer, Head and neck cancer, Cervical cancer, Ovarian cancer, Stomach cancer
- Potential of combination therapy with immune checkpoint inhibitors

Somatic mutation burden by cancer



Every dot represents a sample whereas the red horizontal lines are the median numbers of mutations in the respective cancer types. The vertical axis (log scaled) shows the number of mutations per megabase whereas the different cancer types are ordered on the horizontal axis based on their median numbers of somatic mutations. ALL, acute lymphoblastic leukemia; AML, acute myeloid leukemia; CLL, chronic lymphocytic leukemia. (Figure from ref. 11, Fig. 1.)

Nature Biotechnology 34, 1019–1024 (2016)

Summary

- **CBMG has a comprehensive platform for cell therapies**
  - CBMG is developing CAR-T ,TCR-T, TIL therapies based on market potential and scientific merit
  - A dynamic I/o research team in US and China
  - Cutting edge translational medicine capabilities
  - First class GMP manufacturing capabilities
  - Clinical development and broad network for top hospitals in China for both IITs and late stage clinical development



- **Investigator initiated trials (IIT) present opportunities in China to quickly evaluate the safety and POC of new cell therapy assets**


CBMG

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